SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2007

Comcast Corporation

(Exact Name of Registrant

as Specified in Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-32871	27-0000798
(Commission File Number)	(IRS Employer Identification No.)

1500 Market Street Philadelphia, PA	19102-2148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 665-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On October 25, 2007, Comcast Corporation (“Comcast”) issued a press release reporting the results of its operations for the three and nine months ended September 30, 2007. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

In the press release, Comcast presented non-GAAP financial measures, as defined in Regulation G and Item 10(e) of Regulation S-K promulgated by the Securities and Exchange Commission, as well as other financial measures. Non-GAAP financial measures differ from financial measures reported in conformity with U.S. generally accepted accounting principles (“GAAP”). Comcast provided reconciliations of the non-GAAP financial measures to the most directly comparable financial GAAP measures in the tables accompanying the press release. In addition, in Table 7, entitled Non-GAAP and Other Financial Measures, Comcast disclosed why management believes the presentation of the non-GAAP financial measures it customarily presents provided useful information to investors in understanding Comcast’s financial condition and results of operations as well as any additional purposes for which Comcast’s management uses these as performance measures.

In the press release, Comcast provided one additional non-GAAP financial measure to those described in Table 7, along with a reconciliation of this measure in Table 7-B:

•

Reconciliation of Net Income to Adjusted Net Income for the three and nine months ended September 30, 2007 and 2006 – For 2007, Adjusted Net Income excludes a significant nonoperating gain included in Other Income (Expense) (as presented in our Consolidated Statement of Operations) related to the dissolution of our Texas and Kansas City Cable Partnership. For 2006, Adjusted Net Income excludes the effect of the gain on discontinued operations, net of tax and the gain on the Adelphia/Time Warner transactions, net of tax.

Comcast believes this additional non-GAAP measure provides useful information to investors. Among other things, it may help investors evaluate Comcast’s ongoing operations, can assist in making meaningful period-over-period comparisons and can help identify trends that could otherwise be masked or distorted by the excluded items.

Item 9.01. Exhibits

Exhibit Number	Description

99.1	Comcast Corporation press release dated October 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date: October 25, 2007	By:	/s/ Lawrence J. Salva
Lawrence J. Salva Senior Vice President, Chief Accounting Officer and Controller (Principal Accounting Officer)